UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners

Global Inflation Management Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its

Legg Mason Partners Global Inflation Management Fund	I

Letter from the chairman continued

meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

During the 12-month reporting period ended October 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. At one point in September, the yield available from

II	Legg Mason Partners Global Inflation Management Fund

the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended October 31, 2008, two-year Treasury yields fell from 3.94% to 1.56%. Over the same time frame, 10-year Treasury yields moved from 4.48% to 4.01%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.30%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended October 31, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September and October 2008. During those two months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01% and -15.34%, respectively. Over the 12 months ended October 31, 2008, the Index returned -25.69%.

Despite periods of extreme market volatility, emerging market debt prices held up fairly well during the first 10 months of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the 12 months ended October 31, 2008, the EMBI Global returned -19.13%.

Special shareholder notices

The Board of Trustees of the Fund approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) as subadvisers to the Fund, under additional subadvisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, and Western Asset and Western Japan, effective September 2, 2008.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

The Western Singapore and Western Japan offices are responsible, generally, for managing Asian (ex Japan) and Japanese fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. They undertake

Legg Mason Partners Global Inflation Management Fund	III

Letter from the chairman continued

all investment-related activities including investment management, research and analysis, securities settlement and client services.

Western Singapore and Western Japan will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Also effective September 2, 2008, the Fund’s name changed from Legg Mason Partners Inflation Management Fund to Legg Mason Partners Global Inflation Management Fund. The Fund’s current investment objective and strategies remain unchanged.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

IV	Legg Mason Partners Global Inflation Management Fund

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

Legg Mason Partners Global Inflation Management Fund	V

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VI	Legg Mason Partners Global Inflation Management Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return with current income as a secondary investment objective.

The Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in inflation-indexed or inflation-protected securities (“IPS”) issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed-income securities that we believe will provide protection against inflation. The Fund may invest up to 20% of its net assets in securities that are rated below investment grade or, if unrated, that the managers deem to be of comparable credit quality. In addition, up to 10% of the Fund’s net assets may be invested in emerging market debt securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.94% and 4.48%, respectively. Treasury yields moved lower — and their prices moved higher — toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified in September and October 2008 given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.56% and 4.01%, respectively.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	1

Fund overview continued

The Fed attempted to stimulate economic growth by cutting the federal funds rateii from 5.25% to 2.00% from September 2007 through April 2008. It then held rates steady until October 2008, citing inflationary pressures triggered by soaring oil prices. However, with the global economy moving toward a recession, oil prices falling sharply, and the financial markets in disarray, the Fed lowered interest rates twice in October 2008. The first cut occurred on October 8th, as the Fed and several other central banks around the world lowered rates in a coordinated effort. At that time, the Fed reduced the federal funds rate from 2.00% to 1.50%. Three weeks later, at its regularly scheduled meeting on October 29th, the Fed lowered rates from 1.50% to 1.00%. The Fed also left the door open to further actions, saying: “The Committee will monitor economic and financial developments carefully and will act as needed to promote sustainable economic growth and price stability.”

Q. How did we respond to these changing market conditions?

A. Over the course of the 12-month reporting period, inflation-linked markets became much more volatile and, in some cases, significantly less liquid. Commodity prices continued to move lower and we have seen some extraordinary intra-day moves in many markets. The deleveraging of complex inflation structures by hedge funds and the general reluctance of investment banks to add risk to balance sheets have been, we believe, primary drivers of the recent downward correction in break-even inflation spreads and the associated sharp rise in real yields. Given numerous economic issues, weaker growth, financial vulnerability and credit constraints, the challenges for government authorities to remedy the situation are rising. In such an unpredictable environment where uncontrollable external factors can drive sharp revaluations in the financial markets, we felt it was prudent to reduce risk in the portfolio. We increased our allocation to inflation-linked debt and decreased our exposure to nominal bonds (bonds with yields not adjusted for inflation). We have also reduced our active currency exposure, favoring small positions in peripheral markets. We currently are targeting a neutral durationiii stance versus the benchmark.

Performance review

For the 12 months ended October 31, 2008, Class A shares of Legg Mason Partners Global Inflation Management Fund, excluding sales charges, returned -10.25%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)iv, returned -11.19% over the same time frame. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned -6.10% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of October 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Global Inflation Management Fund — Class A Shares	-15.72%	-10.25%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	-16.93%	-11.19%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	-11.25%	-6.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class C shares returned -15.95% over the six months ended October 31, 2008. Excluding sales charges, Class C shares returned -10.70% over the 12 months ended October 31, 2008. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2008 for Class A and C shares were 1.87% and 1.33%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 1.80% and 1.14%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 20, 2008, the gross total operating expense ratios for Class A and Class C shares were 2.19% and 2.64%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares until February 28, 2010.

Q. What were the leading contributors to performance?

A. During the reporting period, we had an underweight in inflation-linked bonds versus nominal bonds. This contributed to the Fund’s relative performance, as the difference in yields between inflation-linked bonds versus nominal bonds declined. Our foreign exchange strategy, particularly underweight positions in the euro and sterling versus the U.S. dollar, also contributed to relative performance. Our yield curvev strategy added value as we correctly positioned the Fund’s portfolio for a steepening of the nominal bond yield curve. The Fund also benefited from the increase in market volatility, which added value to some of our option strategies. Finally,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 134 funds for the six-month period and among the 131 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	3

Fund overview continued

underweights in Italian and Greek index-linked bonds positively contributed to the Fund’s relative performance.

Q. What were the leading detractors from performance?

A. The Fund’s holdings in European financial corporate bonds detracted from performance as these bonds underperformed index-linked bonds over the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Global Inflation Management Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with IPS. Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France, Italy, Japan, Germany and Greece. All maturities are included.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(15.72)%	$1,000.00	$842.80	0.90%	$4.17
Class C	(15.95)	1,000.00	840.50	1.37	6.34

[1]	For the six months ended October 31, 2008.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.61	0.90%	$4.57
Class C	5.00	1,000.00	1,018.25	1.37	6.95

[1]	For the six months ended October 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C
Twelve Months Ended 10/31/08	(10.25)%	(10.70)%
Five Years Ended 10/31/08	1.06	N/A
Ten Years Ended 10/31/08	2.56	N/A
Inception* through 10/31/08	5.16	0.08

	WITH SALES CHARGES[3]
	CLASS A	CLASS C
Twelve Months Ended 10/31/08	(12.25)%	(10.70)%
Five Years Ended 10/31/08	0.59	N/A
Ten Years Ended 10/31/08	2.33	N/A
Inception* through 10/31/08	5.02	0.08

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (10/31/98 through 10/31/08)	28.71%
Class C (Inception date of 10/12/04 through 10/31/08)	0.34

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	The inception dates for Class A and C shares are July 22, 1991 and October 12, 2004, respectively.

8	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS GLOBAL INFLATION
MANAGEMENT FUND VS. BARCLAYS WORLD GOVERNMENT INFLATION-LINKED ALL MATURITIES INDEX
(USD UNHEDGED)† — October 1998 - October 2008

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Partners Global Inflation Management Fund on October 31, 1998, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France, Italy, Japan, Germany and Greece. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	9

Schedule of investments

October 31, 2008

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

SOVEREIGN BONDS — 59.5%
		Australia — 1.3%
430,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	$441,785
		Canada — 2.4%
		Government of Canada, Bonds:
721,096	CAD	4.000% due 12/1/31	752,746
101,023	CAD	3.000% due 12/1/36	93,611
		Total Canada	846,357
		France — 14.3%
303,234	EUR	French Treasury Note, 1.250% due 7/25/10	381,110
		Government of France:
73,999	EUR	1.800% due 7/25/40	71,898
		Bonds:
475,696	EUR	1.600% due 7/25/11	589,708
488,842	EUR	3.000% due 7/25/12	631,758
337,194	EUR	2.500% due 7/25/13	427,684
386,299	EUR	1.600% due 7/25/15	453,832
512,227	EUR	1.000% due 7/25/17	559,407
506,853	EUR	2.250% due 7/25/20	592,969
113,795	EUR	2.100% due 7/25/23	128,655
247,661	EUR	3.400% due 7/25/29	338,695
582,017	EUR	3.150% due 7/25/32	764,880
		Total France	4,940,596
		Germany — 2.5%
284,999	EUR	Bundesobligation, Inflation Linked, 2.250% due 4/15/13	354,276
429,112	EUR	Bundesrepublik Deutschland, 1.500% due 4/15/16	498,164
		Total Germany	852,440
		Greece — 0.4%
137,427	EUR	Hellenic Republic, 2.300% due 7/25/30	132,883
		Italy — 5.0%
		Italy Buoni Poliennali Del Tesoro:
263,455	EUR	2.600% due 9/15/23	288,497
		Bonds:
94,844	EUR	1.850% due 9/15/12	113,000
418,384	EUR	2.100% due 9/15/17	466,730
173,704	EUR	2.350% due 9/15/19	191,858
		Senior Notes:
214,035	EUR	2.150% due 9/15/14	256,521
386,204	EUR	2.350% due 9/15/35	407,544
		Total Italy	1,724,150

See Notes to Financial Statements.

10	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Japan — 7.6%
		Government of Japan, Bonds:
3,078,000	JPY	1.200% due 3/10/14	$28,783
7,217,000	JPY	1.100% due 6/10/14	66,422
10,670,400	JPY	0.500% due 12/10/14	93,375
15,510,000	JPY	0.500% due 6/10/15	133,691
13,184,000	JPY	0.800% due 9/10/15	114,663
12,118,600	JPY	0.800% due 12/10/15	104,966
35,910,000	JPY	0.800% due 3/10/16	310,310
20,580,000	JPY	1.000% due 6/10/16	179,475
40,840,000	JPY	1.100% due 12/10/16	354,544
20,460,000	JPY	1.200% due 12/10/17	175,898
13,526,100	JPY	1.400% due 3/10/18	118,408
30,510,000	JPY	1.400% due 6/10/18	265,069
77,004,300	JPY	Government of Japan CPI Linked Bond, 1.100% due 9/10/16	673,272
		Total Japan	2,618,876
		Sweden — 3.2%
5,940,000	SEK	Government of Sweden, Bonds, 3.500% due 12/1/28	1,115,767
		United Kingdom — 22.8%
132,752	GBP	United Kingdom Gilt, 0.750% due 11/22/47	209,142
		United Kingdom Treasury Gilt:
230,000	GBP	2.500% due 8/16/13	878,527
202,037	GBP	1.250% due 11/22/55	382,370
		Bonds:
100,000	GBP	2.500% due 8/23/11	462,862
300,000	GBP	2.500% due 7/26/16	1,241,174
213,001	GBP	1.250% due 11/22/17	312,292
245,000	GBP	2.500% due 4/16/20	1,033,673
200,748	GBP	1.875% due 11/22/22	317,256
225,000	GBP	2.500% due 7/17/24	853,433
302,154	GBP	1.250% due 11/22/27	460,106
212,000	GBP	4.125% due 7/22/30	800,357
270,000	GBP	2.000% due 1/26/35	629,881
171,814	GBP	1.125% due 11/22/37	282,902
		Total United Kingdom	7,863,975
		TOTAL SOVEREIGN BONDS (Cost — $24,576,730)	20,536,829

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	11

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 2.2%
CONSUMER DISCRETIONARY — 0.1%
		Media — 0.1%
50,000		EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	$40,250
FINANCIALS — 1.8%
		Capital Markets — 0.1%
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(a)(e)	2,250
27,000	EUR	RBS Capital Trust C, 4.243% due 1/12/16(b)(c)	18,894
		Total Capital Markets	21,144
		Commercial Banks — 0.6%
50,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16(b)(c)	26,404
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(a)(b)(e)	1,500
40,000	EUR	HT1 Funding GmbH, 6.352% due 6/30/17(b)(c)	21,632
100,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Debentures, 7.092% due 9/29/17(b)(c)	68,645
13,000	EUR	Royal Bank of Scotland PLC, Medium-Term Notes, 5.891% due 7/3/14(b)(c)	7,606
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15(b)(c)	79,398
		Total Commercial Banks	205,185
		Diversified Financial Services — 0.6%
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16(b)(c)	58,093
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17(b)(c)	77,507
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium-Term Notes, 1.375% due 11/22/37	80,126
		Total Diversified Financial Services	215,726
		Insurance — 0.3%
200,000	EUR	ELM BV, 5.252% due 5/25/16(b)(c)	119,392
		Thrifts & Mortgage Finance — 0.2%
		Countrywide Financial Corp.:
70,000		6.250% due 5/15/16	61,957
20,000		Medium-Term Notes, 5.800% due 6/7/12	18,614
		Total Thrifts & Mortgage Finance	80,571
		TOTAL FINANCIALS	642,018
MATERIALS — 0.1%
		Metals & Mining — 0.1%
40,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	27,400

See Notes to Financial Statements.

12	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

TELECOMMUNICATION SERVICES — 0.2%
		Diversified Telecommunication Services — 0.2%
50,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18	$64,244
		TOTAL CORPORATE BONDS & NOTES (Cost — $1,566,110)	773,912
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.3%
		U.S. Government Agency — 0.5%
160,000		Tennessee Valley Authority, 5.500% due 6/15/38	153,629
		U.S. Government Obligations — 1.8%
638,005		U.S. Treasury Notes, 1.625% due 1/15/18	553,420
160,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.420% due 11/15/21	80,812
		Total U.S. Government Obligations	634,232
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $859,549)	787,861
U.S. TREASURY INFLATION PROTECTED SECURITIES — 30.6%
		U.S. Treasury Bonds, Inflation Indexed:
113,306		3.500% due 1/15/11	110,703
135,740		3.375% due 1/15/12	133,121
901,808		3.000% due 7/15/12	879,756
703,876		1.875% due 7/15/13	658,674
1,737,833		2.375% due 1/15/25(d)	1,505,671
342,234		2.000% due 1/15/26	281,033
532,400		2.375% due 1/15/27	460,859
1,070,237		3.625% due 4/15/28	1,104,769
693,092		3.875% due 4/15/29	741,610
469,091		3.375% due 4/15/32	478,913
		U.S. Treasury Notes, Inflation Indexed:
734,833		3.875% due 1/15/09(d)	726,165
832,759		0.875% due 4/15/10	782,989
33,118		2.375% due 4/15/11	31,407
100,000		0.625% due 4/15/13	90,820
717,439		2.000% due 1/15/14	657,410
539,334		1.625% due 1/15/15	472,255
236,565		1.875% due 7/15/15	208,991
455,692		2.500% due 7/15/16	419,699
206,441		2.375% due 1/15/17	188,313
401,740		2.625% due 7/15/17	376,600
304,833		1.375% due 7/15/18	260,775
		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $11,829,001)	10,570,533

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	13

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND
CONTRACTS	SECURITY	VALUE

PURCHASED OPTIONS — 0.6%
23	Eurodollar Futures, Call @ $96.75, expires 3/16/09	$63,969
78	Eurodollar Futures, Call @ $97.25, expires 12/15/08	116,025
17	Eurodollar Futures, Put @ $94.00, expires 12/15/08	106
21	Eurodollar Futures, Put @ $95.25, expires 3/16/09	788
17	Eurodollar Futures, Put @ $95.25, expires 6/15/09	1,700
24	Eurodollar Futures, Put @ $95.63, expires 12/15/08	150
14	U.S. Treasury 5-Year Notes Futures, Call @ $116.00, expires 11/21/08	1,531
33	U.S. Treasury 10-Year Notes Futures, Put @ $112.00, expires 11/21/08	15,984
1	U.S. Treasury 30-Year Bonds Futures, Call @ $125.00, expires 11/21/08	63
	TOTAL PURCHASED OPTIONS (Cost — $70,027)	200,316
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $38,901,417)	32,869,451
FACE AMOUNT
SHORT-TERM INVESTMENT — 2.0%
	Repurchase Agreement — 2.0%
$704,000	Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity — $704,009; (Fully collateralized by U.S. government agency obligation, 5.250% due 6/12/09; Market value — $719,513) (Cost — $704,000)	704,000
	TOTAL INVESTMENTS — 97.2% (Cost — $39,605,417#)	33,573,451
	Other Assets in Excess of Liabilities — 2.8%	959,982
	TOTAL NET ASSETS — 100.0%	$34,533,433

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Security is in default.

#	Aggregate cost for federal income tax purposes is $39,881,109.

See Notes to Financial Statements.

14	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND

Abbreviations used in this schedule:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CPI	—Consumer Price Index
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
SEK	—Swedish Krona
STRIPS	—Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
7	Eurodollar Futures, Call	12/15/08	$97.50	$6,650
44	Eurodollar Futures, Call	12/15/08	98.00	12,100
	TOTAL WRITTEN OPTIONS (Premiums Received — $7,111)			$18,750

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	15

Statement of assets and liabilities

October 31, 2008

ASSETS:
Investments, at value (Cost — $39,605,417)	$33,573,451
Cash	473
Receivable for open forward currency contracts	2,885,567
Receivable for Fund shares sold	747,394
Receivable for securities sold	500,228
Receivable from broker — variation margin on open futures contracts	324,254
Interest receivable	233,916
Prepaid expenses	43,533
Total Assets	38,308,816
LIABILITIES:
Payable for open forward currency contracts	1,869,603
Payable for securities purchased	899,093
Foreign currency overdraft, at value (Cost — $693,648)	681,681
Payable for Fund shares repurchased	152,093
Written options, at value (premium received $7,111)	18,750
Investment management fee payable	14,883
Distribution fees payable	10,682
Distributions payable	7,835
Trustees’ fees payable	3,055
Accrued expenses	117,708
Total Liabilities	3,775,383
TOTAL NET ASSETS	$34,533,433
NET ASSETS:
Par value (Note 6)	$37
Paid-in capital in excess of par value	40,548,995
Overdistributed net investment income	(5,298)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,058,621)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(4,951,680)
TOTAL NET ASSETS	$34,533,433
Shares Outstanding:
Class A	3,061,643
Class C	600,493
Net Asset Value:
Class A (and redemption price)	$9.43
Class C (and redemption price)	$9.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.65

See Notes to Financial Statements.

16	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Statement of operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:
Interest	$1,528,854
EXPENSES:
Investment management fee (Note 2)	194,703
Distribution fees (Notes 2 and 4)	106,008
Legal fees	71,924
Shareholder reports (Note 4)	61,769
Audit and tax	34,299
Registration fees	19,171
Transfer agent fees (Note 4)	15,950
Custody fees	5,098
Trustees’ fees	2,938
Insurance	1,149
Miscellaneous expenses	3,659
Total Expenses	516,668
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(181,274)
Net Expenses	335,394
NET INVESTMENT INCOME	1,193,460
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	232,072
Futures contracts	181,663
Written options	17,856
Foreign currency transactions	(111,271)
Net Realized Gain	320,320
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,394,468)
Futures contracts	74,193
Written options	(11,639)
Foreign currencies	930,558
Change in Net Unrealized Appreciation/Depreciation	(6,401,356)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(6,081,036)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,887,576)

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:
Net investment income	$1,193,460	$523,635
Net realized gain	320,320	256,360
Change in net unrealized appreciation/depreciation	(6,401,356)	1,064,655
Increase (Decrease) in Net Assets From Operations	(4,887,576)	1,844,650
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,521,891)	(1,312,540)
Decrease in Net Assets From Distributions to Shareholders	(1,521,891)	(1,312,540)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	25,619,560	2,770,441
Reinvestment of distributions	1,173,117	918,104
Cost of shares repurchased	(12,200,869)	(8,482,402)
Increase (Decrease) in Net Assets From Fund Share Transactions	14,591,808	(4,793,857)
INCREASE (DECREASE) IN NET ASSETS	8,182,341	(4,261,747)
NET ASSETS:
Beginning of year	26,351,092	30,612,839
End of year*	$34,533,433	$26,351,092
*Includes overdistributed and undistributed net investment income, respectively, of:	$(5,298)	$510,656

See Notes to Financial Statements.

18	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.97	$10.72	$10.81	$10.85	$10.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.38	0.20	0.46	0.38	0.22
Net realized and unrealized gain (loss)	(1.44)	0.56	(0.08)	(0.18)	0.15
Total income (loss) from operations	(1.06)	0.76	0.38	0.20	0.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.51)	(0.47)	(0.24)	(0.24)
Net realized gains	—	—	(0.00)[3]	—	(0.02)
Total distributions	(0.48)	(0.51)	(0.47)	(0.24)	(0.26)
NET ASSET VALUE, END OF YEAR	$9.43	$10.97	$10.72	$10.81	$10.85
Total return[4]	(10.25)%	7.39%	3.68%	1.89%	3.52%
NET ASSETS, END OF YEAR (000s)	$28,869	$25,983	$27,403	$32,076	$35,279
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.45%	2.21%[5]	1.58%	1.70%	1.41%
Net expenses[6]	0.90 [7]	1.21 [5,8]	1.19 [8]	1.24 [8]	1.37
Net investment income	3.40	1.93	4.35	3.49	2.01
PORTFOLIO TURNOVER RATE	81%	38%	171%	43%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class A shares will not exceed 0.90%.

[8]

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.20%.

See Notes to Financial Statements.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$10.97	$10.73	$10.81	$10.85	$10.80
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.34	0.14	0.40	0.36	(0.05)
Net realized and unrealized gain (loss)	(1.46)	0.56	(0.06)	(0.21)	0.11
Total income (loss) from operations	(1.12)	0.70	0.34	0.15	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.46)	(0.42)	(0.19)	(0.00)[4]
Net realized gains	—	—	(0.00)[4]	—	(0.01)
Total distributions	(0.42)	(0.46)	(0.42)	(0.19)	(0.01)
NET ASSET VALUE, END OF YEAR	$9.43	$10.97	$10.73	$10.81	$10.85
Total return[5]	(10.70)%	6.74%	3.25%	1.38%	0.58%
NET ASSETS, END OF YEAR (000S)	$5,664	$368	$919	$1,263	$5
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.52%	2.66%[6]	2.07%	2.07%	4.73%[7]
Net expenses[8]	1.38 [9]	1.72 [6,10]	1.70 [10]	1.70 [10]	1.73 [7]
Net investment income (loss)	3.11	1.36	3.74	3.35	(8.30)[7]
PORTFOLIO TURNOVER RATE	81%	38%	171%	43%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period October 12, 2004 (inception date) to October 31, 2004.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[10]

Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.70%.

See Notes to Financial Statements.

20	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Global Inflation Management Fund (formerly known as Legg Mason Partners Inflation Management Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	21

Notes to financial statements continued

financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an

22	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	23

Notes to financial statements continued

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

24	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(187,523)	$187,523

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective September 2, 2008, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	25

Notes to financial statements continued

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited. In addition, effective September 2, 2008 Western Asset will also pay both Western Asset Singapore and Western Asset Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Singapore and Western Asset Japan.

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and C shares will not exceed 0.90% and 1.40%, respectively.

During the year ended October 31, 2008, LMPFA waived a portion of its fee and/or reimbursed Fund expenses in the amount of $181,274.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2008, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$24,393,973	$16,007,493
Sales	12,316,578	13,133,377

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$159,128
Gross unrealized depreciation	(6,466,786)
Net unrealized depreciation	$(6,307,658)

26	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

At October 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
90 Day Eurodollar	12	3/09	$2,932,958	$2,933,400	$(442)
90 Day Eurodollar	11	12/08	2,670,863	2,688,263	(17,400)
LIBOR	5	3/09	968,324	976,187	(7,863)
LIBOR	10	6/09	1,922,004	1,954,595	(32,591)
U.S. Treasury Bond 30 Year	4	12/08	474,982	452,500	22,482
Net unrealized loss on open futures contracts					$(35,814)

During the year ended October 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2007	—	—
Options written	439	$109,307
Options closed	(325)	(89,242)
Options expired	(63)	(12,954)
Written options, outstanding October 31, 2008	51	$7,111

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At October 31, 2008, the Fund held the following purchased and written options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euribor, Put	42	95.00	3/16/09	$12,586	$1,336	$(11,250)
Euro Bundes Obligationer, Put	13	114.50	11/21/08	5,542	7,278	1,736
LIBOR, Put	33	92.625	12/17/08	853	0	(853)
LIBOR, Call	3	95.00	12/17/08	1,011	5,087	4,076
LIBOR, Call	102	95.75	12/17/08	10,747	61,771	51,024
LIBOR, Call	80	97.00	12/17/08	6,429	12,112	5,683
LIBOR, Call	4	95.00	3/18/09	1,274	14,050	12,776
LIBOR, Call	23	97.00	3/18/09	4,736	12,768	8,032
LIBOR, Call	17	96.00	6/17/09	6,417	33,974	27,557
LIBOR, Put	36	91.25	6/17/09	2,343	0	(2,343)
LIBOR, Put	14	94.00	6/17/09	763	283	(480)
						95,958
Contracts to Sell:
3 Months Euribor, Put	42	94.875	3/16/09	8,458	668	$7,790
Net unrealized gain on purchased and written options on futures						$103,748

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	27

Notes to financial statements continued

At October 31, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	190,000	$126,223	11/5/08	$(41,072)
Australian Dollar	460,000	305,592	11/5/08	(5,345)
Australian Dollar	80,000	53,147	11/5/08	(1,814)
Australian Dollar	893,744	593,742	11/5/08	(17,132)
Australian Dollar	520,000	342,933	2/3/09	28,593
British Pound	382,115	617,059	11/5/08	(142,941)
British Pound	114,000	184,093	11/5/08	(42,581)
British Pound	195,773	316,144	11/5/08	(30,599)
British Pound	64,998	104,962	11/5/08	(9,539)
British Pound	231,934	374,539	11/5/08	(36,309)
British Pound	514,440	830,743	11/5/08	(77,449)
British Pound	80,000	129,188	11/5/08	(14,004)
British Pound	134,712	217,540	11/5/08	(32,460)
British Pound	50,000	80,743	11/5/08	(11,052)
British Pound	60,000	96,891	11/5/08	(8,511)
British Pound	405,002	654,018	11/5/08	(37,078)
British Pound	841,288	1,358,554	11/5/08	(76,725)
British Pound	150,000	241,156	2/3/09	(21,494)
British Pound	130,000	209,002	2/3/09	(14,468)
British Pound	65,000	104,501	2/3/09	(7,747)
British Pound	651,714	1,047,767	2/3/09	(54,255)
British Pound	123,263	198,170	2/3/09	4,907
British Pound	200,000	321,542	2/3/09	(9,478)
Canadian Dollar	200,634	167,189	11/5/08	(32,811)
Canadian Dollar	799,610	666,316	11/5/08	(124,031)
Canadian Dollar	36,155	30,128	11/5/08	(4,872)
Canadian Dollar	151,389	126,253	2/3/09	253
Euro	303,000	385,551	11/5/08	(94,449)
Euro	400,000	508,979	11/5/08	(111,661)
Euro	140,000	178,143	11/5/08	(36,561)
Euro	140,000	178,143	11/5/08	(36,036)
Euro	140,000	178,143	11/5/08	(31,122)
Euro	596,707	759,278	11/5/08	(93,679)
Euro	544,268	692,553	11/5/08	(85,767)
Euro	67,953	86,466	11/5/08	(13,534)
Euro	200,000	254,490	11/5/08	(18,910)
Euro	220,000	279,938	11/5/08	(21,638)
Euro	985,753	1,254,319	11/5/08	(51,015)

28	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy: continued
Euro	747,634	$951,325	11/5/08	$(40,038)
Euro	653,827	830,137	2/3/09	(57,204)
Euro	435,376	552,779	2/3/09	(32,279)
Euro	1,523,641	1,934,504	2/3/09	(79,521)
Euro	90,000	114,269	2/3/09	(1,138)
Euro	400,000	507,863	2/3/09	10,144
Euro	120,000	152,359	2/3/09	(5,201)
Hong Kong Dollar	1,300,000	167,739	11/5/08	783
Hong Kong Dollar	1,300,000	167,696	2/3/09	(133)
Japanese Yen	36,437,815	370,844	11/5/08	28,096
Japanese Yen	52,877,500	538,158	11/5/08	38,158
Japanese Yen	28,089,626	285,880	11/5/08	23,593
Japanese Yen	136,894,213	1,393,233	11/5/08	109,829
Japanese Yen	58,350,000	593,854	11/5/08	60,885
Japanese Yen	18,180,000	185,026	11/5/08	5,470
Japanese Yen	94,787,815	968,770	2/3/09	25,232
Japanese Yen	77,618,321	793,290	2/3/09	18,718
Japanese Yen	25,000,000	255,510	2/3/09	(3,907)
Swedish Krona	295,096	38,090	11/5/08	(10,840)
Swedish Krona	2,313,082	298,563	11/5/08	(9,520)
Swedish Krona	295,096	38,029	2/3/09	(861)
				(1,334,120)
Contracts to Sell:
Australian Dollar	51,903	$34,481	11/5/08	$15,519
Australian Dollar	80,000	53,147	11/5/08	23,974
Australian Dollar	1,491,840	991,076	11/5/08	432,483
Australian Dollar	80,000	52,759	2/3/09	1,961
Australian Dollar	893,744	589,411	2/3/09	18,781
British Pound	100,000	161,485	11/5/08	36,702
British Pound	270,000	436,010	11/5/08	98,461
British Pound	133,487	215,561	11/5/08	46,726
British Pound	200,000	322,970	11/5/08	72,872
British Pound	159,061	256,860	11/5/08	57,421
British Pound	300,000	484,455	11/5/08	82,305
British Pound	200,000	322,970	11/5/08	46,354
British Pound	500,000	807,425	11/5/08	110,575
British Pound	20,000	32,297	11/5/08	3,012
British Pound	270,000	436,010	11/5/08	64,841
British Pound	200,000	322,970	11/5/08	47,312
British Pound	70,000	113,040	11/5/08	9,209
British Pound	651,714	1,052,421	11/5/08	53,212

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	29

Notes to financial statements continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell: continued
British Pound	405,002	$651,126	2/3/09	$37,459
British Pound	841,288	1,352,547	2/3/09	77,643
Canadian Dollar	140,000	116,662	11/5/08	21,371
Canadian Dollar	365,010	304,163	11/5/08	6,774
Canadian Dollar	380,000	316,655	11/5/08	8,437
Canadian Dollar	151,389	126,153	11/5/08	(592)
Euro	1,322,973	1,683,414	11/5/08	402,147
Euro	367,634	467,795	11/5/08	114,721
Euro	196,066	249,483	11/5/08	58,414
Euro	350,000	445,357	11/5/08	71,908
Euro	350,000	445,357	11/5/08	68,233
Euro	275,000	349,923	11/5/08	23,670
Euro	100,000	127,245	11/5/08	9,005
Euro	1,523,641	1,938,754	11/5/08	80,071
Euro	320,000	406,291	2/3/09	32,109
Euro	246,578	313,070	2/3/09	16,930
Euro	985,753	1,251,570	2/3/09	51,418
Euro	747,634	949,240	2/3/09	40,478
Hong Kong Dollar	1,300,000	167,739	11/5/08	(105)
Japanese Yen	18,180,000	185,027	11/5/08	(12,873)
Japanese Yen	43,483,018	442,546	11/5/08	(31,697)
Japanese Yen	96,760,000	984,769	11/5/08	(76,577)
Japanese Yen	94,787,815	964,697	11/5/08	(27,596)
Japanese Yen	77,618,321	789,956	11/5/08	(19,933)
Japanese Yen	29,980,500	306,413	2/3/09	(6,413)
Japanese Yen	18,180,000	185,807	2/3/09	(4,974)
Japanese Yen	5,070,000	51,817	2/3/09	(62)
Japanese Yen	95,000,000	970,938	2/3/09	69,758
Japanese Yen	13,400,000	136,953	2/3/09	8,007
Japanese Yen	25,520,000	260,825	2/3/09	14,413
Swedish Krona	1,563,082	201,756	11/5/08	58,940
Swedish Krona	750,000	96,807	11/5/08	27,070
Swedish Krona	295,096	38,090	11/5/08	893
Swedish Krona	2,313,082	298,085	2/3/09	9,317
				2,350,084
Net unrealized gain on open forward foreign currency contracts				$1,015,964

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective

30	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$79,747	$15,186	$59,572
Class C	26,261	764	2,197
Total	$106,008	$15,950	$61,769

For the year ended October 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$176,322
Class C	4,952
Total	$181,274

5. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2008	YEAR ENDED OCTOBER 31, 2007
Net Investment Income:
Class A	$1,378,266	$1,286,410
Class C	143,625	26,130
Total	$1,521,891	$1,312,540

6. Shares of beneficial interest

At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,418,232	$15,953,090	246,782	$2,639,412
Shares issued on reinvestment	94,533	1,042,629	84,453	895,669
Shares repurchased	(820,608)	(8,992,462)	(518,416)	(5,488,427)
Net increase (decrease)	692,157	$8,003,257	(187,181)	$(1,953,346)
Class B1
Shares repurchased	—	—	(129,466)	$(1,386,862)
Net decrease	—	—	(129,466)	$(1,386,862)

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	31

Notes to financial statements continued

	YEAR ENDED OCTOBER 31, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	854,900	$9,666,470	12,265	$130,981
Shares issued on reinvestment	12,074	130,488	2,116	22,435
Shares repurchased	(300,059)	(3,208,407)	(66,519)	(705,001)
Net increase (decrease)	566,915	$6,588,551	(52,138)	$(551,585)
Class O1
Shares sold	—	—	5	$48
Shares repurchased	—	—	(84,226)	(902,112)
Net decrease	—	—	(84,221)	$(902,064)

[1]	On November 20, 2006, Class B and O shares were converted to Class A shares.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS C
11/26/2008 11/28/2008	$0.040000	$0.039022

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$1,521,891	$1,312,540

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary Income — net	$1,141,598
Capital loss carryforward*	(735,061)
Other book/tax temporary differences(a)	(1,194,764)
Unrealized appreciation/(depreciation)(b)	(5,227,372)
Total accumulated earnings/(losses) — net	$(6,015,599)

*	During the taxable year ended October 31, 2008, the Fund utilized $673,297 of its capital loss carryover available from prior years. As of October 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2014	$(735,061)

This amount will be available to offset any future taxable capital gains.

a	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

b	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

32	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	33

Notes to financial statements continued

Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

34	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	35

Notes to financial statements continued

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

36	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

11. Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) were issued and are effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Legg Mason Partners Global Inflation Management Fund 2008 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Global Inflation Management Fund (formerly Legg Mason Partners Inflation Management Fund), a series of Legg Mason Partners Income Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global Inflation Management Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2008

38	Legg Mason Partners Global Inflation Management Fund 2008 Annual Report

Board approval of subadvisory agreements (unaudited)

At a meeting held in person on August 11-12, 2008, the Fund’s Board, including a majority of Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved new subadvisory agreements (“New Subadvisory Agreements”) between Western Asset Management Company (“Western Asset”), a subadviser to the Fund, and Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together, the “New Subadvisers”).

In approving the New Subadvisory Agreements, the Board, including the Independent Board Members, considered that the New Subadvisory Agreements called for the New Subadvisers to provide a portion of the subadvisory services that Western Asset currently provides to the Fund under an existing subadvisory agreement with the Manager (the “Existing Subadvisory Agreement”). The Board also received and considered performance information for the Fund.

The Board noted that it, along with the Independent Board Members, had approved the continuation of the Existing Subadvisory Agreement in November 2007. The Board noted that, in connection with the earlier approval, the Board and the Independent Board Members had reviewed and considered a variety of factors with respect to the Existing Subadvisory Agreement. Those factors included: the scope and quality of the investment management and other capabilities of Western Asset; the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund; performance information for the Fund, as well as for a group of funds selected by Lipper, Inc. (“Lipper”); fee and expense information for the Fund, as well as a comparison of the Fund’s fees and overall expenses with other funds selected by Lipper; the amount of compensation paid to Western Asset by the Manager, and the fact that such compensation is paid directly by the Manager, not the Fund, and, accordingly, that the retention of Western Asset would not increase the fees or expenses otherwise incurred by the Fund’s shareholders; the profitability of the Manager and its affiliates (including Western Asset) in providing services to the Fund; and other benefits received by the Manager and its affiliates (including Western Asset) as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

The Board also noted that the New Subadvisers would provide subadvisory services to the Fund on substantially the same terms as Western Asset currently provides such services, and that Western Asset would retain overall authority and oversight responsibility for the day-to-day management of the Fund’s portfolio. In addition, the Board considered the enhancements to the management of the Fund that were expected to result from the additional expertise of the New Subadvisers. The Board also considered the additional efficiencies in the management of the Fund that were expected to result from having the New Subadvisers involved in managing a portion of the Fund’s portfolio. The Board also considered that Western Asset would pay the New

Legg Mason Partners Global Inflation Management Fund	39

Board approval of subadvisory agreements (unaudited) continued

Subadvisers a portion of the subadvisory fees that it receives for providing services to the Fund under the Existing Subadvisory Agreement, and that those fees would not increase in connection with entering into the New Subadvisory Agreements.

In light of the foregoing, the Board, including the Independent Board Members, approved the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Subadvisory Agreements. The Independent Board Members were advised by separate counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or the New Subadvisers were present.

40	Legg Mason Partners Global Inflation Management Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Global Inflation Management Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Global Inflation Management Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

42	Legg Mason Partners Global Inflation Management Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Global Inflation Management Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

44	Legg Mason Partners Global Inflation Management Fund

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None

Legg Mason Partners Global Inflation Management Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	147
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

46	Legg Mason Partners Global Inflation Management Fund

JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Partners Global Inflation Management Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Legg Mason Partners Global Inflation Management Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record date:	Monthly	Monthly
Payable date:	November 2007 through December 2007	January 2008 through October 2008
Interest from Federal Obligations	42.13%	39.85%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Global Inflation Management Fund	49

Legg Mason Partners

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Petit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

(formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL INFLATION MANAGEMENT FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDO1358 12/08 SR08-714

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2007 and $52,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,200 in 2007 and $5,600 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 6, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: January 6, 2009